Receivables	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Receivables
Receivables
Receivables were comprised of the following (in thousands):

	As of December 31, 2017	As of December 31, 2018
Service charges:
Billed	$234,724	$292,634
Unbilled	11,025	—
Other	5,143	7,301
Allowance for doubtful accounts	(29,669)	(28,542)
Total	$221,223	$271,393

As a result of the adoption of ASC 606, the total receivables balance as of December 31, 2018 does not reflect unbilled service charges, which are now presented as part of the contract assets on the balance sheet. Unbilled service charges as of December 31, 2017 represent amounts earned and accrued as receivables from customers for services rendered prior to the end of the reporting period.